UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

Neogen Corporation

(Exact name of Registrant as Specified in Its Charter)

Michigan	0-17988	38-2367843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place
Lansing, Michigan		48912
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (517) 372-9200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.16 par value per share	NEOG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Neogen Corporation (the “Company”) announces that James P. Tobin has chosen to retire from the Company’s Board of Directors, effective May 31, 2025. Mr. Tobin has served on Neogen’s Board since 2016 and currently chairs the Governance and Sustainability Committee and serves on the Audit Committee. James C. Borel, Chair of the Neogen Board of Directors, will serve as the interim Chair of the Governance and Sustainability Committee until a successor is appointed.

Replacing Mr. Tobin, Neogen appoints Andrea Wainer to Neogen’s Board of Directors, effective June 1, 2025. Ms. Wainer will serve as a Class II director. In connection with Ms. Wainer’s appointment, Ms.Wainer will serve on the Governance and Sustainability and the Science, Technology, and Innovation Committees. Ms. Wainer will participate in the Company's non-employee director compensation program. A complete description of the Company's non-employee director compensation program is set forth in the Company's proxy statement for the 2024 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on September 13, 2024, and is incorporated herein by this reference. Ms. Wainer brings more than 25 years of experience in the diagnostics and healthcare industry. Most recently, she served as Executive Vice President, Rapid and Molecular Diagnostics at Abbott Laboratories. Ms. Wainer also serves as a director of Analog Devices, Inc. (NASDAQ: ADI), where she is a member of the Nominations and Governance Committee.

Item 8.01 Other Events.

On May 13, 2025, Neogen issued a press release announcing the retirement of a current board member and appointment of a new board member. A copy of this press release is furnished as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated May 13, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Date:	May 13, 2025	By:	/s/ Amy M. Rocklin
Name: Amy M. Rocklin Title: Chief Legal & Compliance Officer, Corporate Secretary